Equity	12 Months Ended
Sep. 30, 2021
Equity [Abstract]
Equity

(4) Equity

As at September 30, 2021 and 2020, the Company’s had 10,000,000 shares of common stock authorized, with a par value of $0.0001 per share. During the years ended September 30, 2021 and 2020 the Company received related party contributions of $5,566 and $10,500, respectively. As of September 30, 2021 and 2020 the Company had 2,300,000 and 2,000,000 shares issued outstanding, respectively.

Common Stock Issuances

During the year ended September 30, 2021, the Company issued 300,000 shares valued at $692,308 to a consulting firm pursuant to a one year consulting agreement. The consulting agreement provides that the shares vest over the term of the agreement at such time that the Company has raised $3,000,000 of funding on a pro rata basis on closing. Stock-based compensation expense for the year ended September 30, 2021 was $403,847, and is included in general and administrative expense and the remaining $288,461 was to be recognized over the balance of the agreement. After September 30, 2021, the Company waived the vesting requirement as of the closing of the Company’s acquisition by Creative Learning Corporation, and all expense related to the agreement was recognized at that time (See Note 8).

Stock Options

On June 12, 2020, the Company’s Board of Directors and its shareholders approved its 2020 Equity Compensation Plan (“Equity Plan”). The Equity Plan permits the Company to issue awards or options to the employees, directors, consultants and advisors who provide services to the Company or a subsidiary. Pursuant to the Equity Plan, 400,000 shares of the Company’s common stock are reserved for issuance. The Equity Plan allows the Company’s board or a committee of the board to issue grants of incentive stock options, nonqualified stock options, stock awards, stock units, stock appreciation rights and other equity-based awards.

On June 15, 2020, the Company’s Board of Directors issued 150,000 stock options to each of John Possumato and Adam Potash, the Company’s chief executive officer and chief operating officer, respectively. The options have an exercise price of $0.75 per share. Each of the options vest pursuant to the following schedule: 37,500 shares on June 15, 2021, and 3,125 shares on July 1, 2021, and the first day of each calendar month thereafter, until fully vested.

The Company uses the Black-Scholes option pricing model to estimate the fair value and compensation cost associated with stock options issued under the Equity Plan, which requires the consideration of the volatility of the Company’s stock price, the weighted-average risk-free interest rate and the weighted-average expected life of the options. Forfeitures are included when they are incurred. Any changes in these assumptions may materially affect the estimated fair value of the share-based award. The weighted-average assumptions used in the Black-Scholes option-pricing model for the year ended September 30, 2020 was a risk-free interest rate of 0.19% consistent with the expected term of the options, expected volatility of 135% based on the historical actual volatility of a group of similar public companies, dividend yield of -0- as the Company has no history of paying dividends and the weighted-average expected life of 1.71 years. The Company evaluated the fair value of option of $nil.